IVY CAPITAL APPRECIATION FUND
6300 LAMAR AVENUE
OVERLAND PARK, KANSAS 66202

Dear Shareholder:

You are cordially invited to attend a Special Meeting of shareholders of Ivy Capital Appreciation Fund (the "Fund"), a series of the Ivy Funds, Inc. (the "Corporation"), which will be held on March 22, 2006 at 2:00 p.m., Central time, 6300 Lamar Avenue, Overland Park, Kansas.

The primary purpose of the Special Meeting is to ask you to vote on proposals regarding the Fund's investment objective and investment policies. Please review the enclosed material carefully for information about the proposals.

After careful consideration, the Board of Directors of the Corporation unanimously approved the proposals and recommends that shareholders vote "FOR" each proposal.

While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your vote is important, regardless of the number of shares you own. Please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. This will ensure that your vote is counted, even if you cannot attend the Special Meeting in person.

If you prefer, you also may vote by telephone by calling the toll free number located on the front of your proxy card and following the recorded instructions. You also may vote via the internet by logging on to the web site address located on the front of your proxy card and following the instructions that will appear. It is important that you vote promptly.

Sincerely,

Henry J. Herrmann, President
Ivy Funds, Inc.

January 30, 2006

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 22, 2006

IVY CAPITAL APPRECIATION FUND

Notice is hereby given that a Special Meeting of Shareholders ("Special Meeting") of Ivy Capital Appreciation Fund ("Fund"), a series of Ivy Funds, Inc. (the "Corporation") will be held on March 22, 2006, at 2:00 pm, Central time at 6300 Lamar Avenue, Overland Park, Kansas 66202. At the Special Meeting, shareholders will be asked to vote on the following proposals:

(1)           To approve or disapprove a change to the investment objective of the Fund;

(2)           To approve or disapprove the classification of the investment objective of the Fund as non-fundamental;

(3)           To approve or disapprove an amendment of the Fund's policy regarding investment in other investment companies; and

(4)           To consider and act upon any other business that may properly come before the Special Meeting or any adjournment(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting or any adjournments or postponements thereof.

The Board of Directors unanimously recommends that shareholders vote "FOR" the proposals.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote "AGAINST" any such adjournment those proxies to be voted against that proposal.

Shareholders of record at the close of business on January 13, 2006 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD. Any shareholder attending the Special Meeting may vote in person even though a proxy already may have been returned.

By Order of the Board of Directors,

Kristen A. Richards
Secretary

January 30, 2006

IVY FUNDS, INC.
6300 LAMAR AVENUE
OVERLAND PARK, KANSAS 66202
913-236-2000

PROXY STATEMENT

January 30, 2006

Special Meeting of Shareholders
To be held on March 22, 2006

This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (the "Proposals") for Ivy Capital Appreciation Fund (the "Fund"), a series of Ivy Funds, Inc. (the "Corporation"). The Corporation's Board of Directors (the "Board," the members of which are referred to herein as the "Directors") is soliciting your vote for a Special Meeting of shareholders of the Fund (the "Special Meeting") to be held at 6300 Lamar Avenue, Overland Park, Kansas on March 22, 2006 at 2:00 p.m., Central time, and, if the Special Meeting is adjourned or postponed, at any adjournments or postponements of that meeting.

Solicitation of Proxies

The Board is soliciting votes from shareholders of the Fund by the mailing of this Proxy Statement and the accompanying proxy card to shareholders on or about January 31, 2006. Shareholders of record at the close of business on January 13, 2006 (the "record date") are entitled to vote at the Special Meeting.

The appointed proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THESE PROPOSALS AND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THEM.

PROPOSAL 1 (a): CHANGE TO THE FUND'S INVESTMENT OBJECTIVE.

Discussion

The primary purpose of this Proposal is to amend the Fund's investment objective. The Fund's current fundamental investment objective is as follows:

To provide long-term growth of capital while minimizing taxable gains and income to shareholders.

The Board recommends that shareholders of the Fund vote to modify the investment objective set forth above and replace it with the following investment objective:

To provide long-term capital appreciation.

At its February 2005 meeting, based upon the recommendation of the Fund's management, the Board had authorized a change in the name of the Fund (formerly, Ivy Tax-Managed Equity Fund) to seek to attract new investors who might have been deterred from investing in the Fund because of the Fund's name. Management had reported to the Board that, although the Fund had a good three year track record relative to its large-cap peer group, the general lack of investor interest in the tax-managed investment category had not led to a meaningful increase in its asset base. Although the Board approved the name change of the Fund in February, the Board and Management determined at that time that the Fund did not need to revise its investment objective because it would continue to seek long-term growth of capital, while seeking to minimize taxable gains and income.

Since that time, the Board and management have continued to consider the performance and growth of the Fund, but concluded that the name change of the Fund still had not precipitated sufficient growth. Based upon management's recommendation, the Board concluded that the Fund could have more opportunity for growth if it focused primarily on capital appreciation while de-emphasizing tax-management investment strategies. However, because the investment objective of the Fund is fundamental, such a change requires approval by the shareholders of the Fund as well as by the Board. At a meeting of the Board held in August 2005, the Board unanimously approved, and recommends that the shareholders of the Fund approve, a change in the Fund's investment objective. It is anticipated that this change will enhance the Fund's potential for growth and its ability to gain economies of scale, which should benefit all shareholders of the Fund. If shareholders approve this change, the new investment objective would become effective upon the effectiveness of the amendment to the Corporation's registration statement incorporating such change. If shareholders do not approve this Proposal, the current investment objective of the Fund will not change.

Required Vote:
Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE FOR PROPOSAL 1 (a).

PROPOSAL 1 (b): AUTHORIZE THE BOARD TO CHANGE THE FUND'S INVESTMENT OBJECTIVE WITHOUT SHAREHOLDER APPROVAL.

Discussion

As indicated above, the Fund's investment objective is "fundamental," meaning that it may not be amended, in whole or in part, without prior shareholder approval. By reclassifying the fundamental investment objective of the Fund as non-fundamental, the Board will be able to change the Fund's investment objective without shareholder approval.

At the Board's November 2005 Board meeting, after further consideration of the Fund and its asset growth, management recommended to the Board that the investment objective of the Fund be reclassified as non-fundamental to provide the Fund's investment adviser, Ivy Investment Management Company ("IICO"), greater flexibility and latitude in managing the Fund. In addition, previous state securities regulations had encouraged investment companies like the Corporation to adopt fundamental investment objectives. Changes in the federal securities laws no longer require investment companies to comply with substantive state regulations. The Board expects that you will benefit from this proposed change because it will have the flexibility to amend the Fund's investment objectives without incurring the time and the costs of a shareholder vote. The Board also believes that this additional flexibility to respond to new developments and changing trends in the marketplace may make the Fund more competitive among its peers.

If shareholders authorize changing the Fund's investment objective to a non-fundamental investment objective, this change would become effective upon the effectiveness of the amendment to the Corporation's registration statement incorporating such change. In the future, IICO will recommend to the Board, and the Board will have the authority to approve, modifications to the Fund's investment objective without the Fund incurring the expense and time associated with calling a special shareholder's meeting and soliciting proxies from shareholders. IICO may make such a recommendation to modify an investment objective to address changing market conditions. IICO also could recommend to the Board that the Fund's investment objective be changed completely if it believes that such change would be in the best interests of the Fund's shareholders.

In the event the Board ever approves a material change to the Fund's non-fundamental investment objective, the Fund will provide prior written notice of the change to Fund shareholders.

Required Vote:
Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund. If shareholders do not approve the proposal, the investment objective of the Fund will remain fundamental.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE FOR PROPOSAL 1(b).

PROPOSAL 2: AMENDMENT OF THE FUND'S POLICY REGARDING INVESTMENT IN OTHER INVESTMENT COMPANIES.

Discussion

The primary purpose of this Proposal is to remove the Fund's fundamental investment restriction regarding its investing in shares of other investment companies. The Fund's current fundamental policy is:

The Fund may not acquire shares of an investment company that issues redeemable securities. The Fund may buy shares of an investment company that does not issue redeemable securities if the Fund does so in a regular transaction in the open market and in compliance with the requirements of the Investment Company Act of 1940, as amended ("1940 Act"). The Fund may purchase such securities if, as a result of such purchase, no more than 10% of its total assets are invested in such securities.

The Board recommends that shareholders of the Fund vote to delete the policy set forth above and replace it with the following:

The Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

With the change in policy, the Fund may invest in Exchange Traded Funds, or ETFs, as a means of tracking performance of a designated stock index while maintaining liquidity.

The Fund's adoption of the proposed amended restriction on investing in other investment companies is not expected to have a material impact on the way the Fund is managed or the types of securities or instruments in which it invests. The Fund's policy on investing in other investment companies will remain subject to, and be implemented only to the extent consistent with, its objective and other investment policies and restrictions. If shareholders do not approve this Proposal, the current restriction will remain in place.

Required Vote:
Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE FOR PROPOSAL 2.

ADDITIONAL INFORMATION ABOUT THE MEETING

The investment adviser of the Fund is IICO, the principal underwriter is Ivy Funds Distributor, Inc., and the Administrator is Waddell & Reed Services Company. Each of these entities has as its principal place of business 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Shareholder Reports

Copies of the Fund's Annual Report for the fiscal year ended March 31, 2005 and Semi-Annual Report for the period ended September 30, 2005 have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of the those reports, without charge, by writing to Ivy Funds Distributor, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by calling 800-777-6472.

Householding Notice

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent annual and semiannual reports of the Fund may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call 800-777-6472 or write to the Fund at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 if you need additional copies of the documents, or if you wish to receive separate annual reports or proxy statements in the future. You may also visit www.ivyfunds.com to view and/or download these documents, as well as other information about the Fund.

Voting Rights

Shareholders of record on January 13, 2006 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held.

As of the record date, the Fund offered multiple classes of shares to the public pursuant to a Rule 18f-3 Plan adopted by the Directors on behalf of the Fund. The key features of the plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the most recent prospectus of the Fund, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund of the Corporation or Ivy Funds, a Massachusetts business trust; and (iii) the Fund's Class B shares will convert automatically to Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. As of the record date, the Fund had 815,398.194 outstanding Class A shares, 233,387.029 outstanding Class B shares, 3,515,302.144 outstanding Class C shares and 83,773.161 outstanding Class Y shares.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by either submitting a notice of revocation to the Corporation or by executing a superseding proxy. A revocation or a superseding proxy may be delivered by any of the approved methods of voting (regardless of the method used to initially vote the proxy), including by mail (addressed to the Secretary at the principal executive office of the Corporation at the address shown at the beginning of this Proxy Statement), by phone by calling the toll free number located on the front of your proxy card, by accessing the internet via the web site address located on the front of your proxy card or in person at the Special Meeting.

Quorum, Voting at the Meeting and Adjournment

The presence in person or by proxy of shareholders entitled to vote one third of the Fund's shares of all classes is a quorum for the transaction of business. In the event that a quorum is not represented at the Special Meeting, the Special Meeting may be adjourned by a majority of the Fund's shares present in person or by proxy until a quorum exists. If there are insufficient votes to approve the Proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 120 days after the record date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. Since these shares will be counted as present, but not as voting in favor of the Proposals, these shares will have the same effect as if they cast votes against the Proposals. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

Other Matters to Come Before the Meeting

Management of the Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals for Future Meetings

The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. In order for a shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, the proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is timely submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

The only persons known to own of record or beneficially 5% or more of the outstanding shares of the Fund as of the record date were:

Shares owned
Name and Address	Beneficially
of Beneficial Owner	or of Record	Percent
-------------------	------------	-------
Waddell & Reed, Inc Attn: Bernita Moorshead P.O. Box 29217 Shawnee Mission, KS 66201-9217	300,000	6.45%

Expenses and Additional Proxy Solicitation Information

The Fund will bear the total costs of the Special Meeting, which includes all the costs of preparing, printing and mailing the proxy materials for the Special Meeting of shareholders of the Corporation and all costs of solicitation of proxies. The solicitation of proxies will be made primarily by mail, oral communications, telephone, or other permissible electronic means by representatives of the Corporation, Corporation affiliates, and certain broker-dealers (who may be specifically compensated for such services).

By Order of the Board of Directors,

Kristen A. Richards
Secretary

January 30, 2006

IVY FUNDS, INC. P.O. BOX 9132 HINGHAM, MA 02043-9132	IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
         Fast, convenient, easy and available 24 hours a day!
Vote by Phone: Call toll-free 1-___-___-____. Follow the recorded instructions.
Vote on the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.
Vote by Mail: Check the appropriate boxes on the reverse side of this card, sign and date this card and return in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

*** CONTROL NUMBER: 999 999 999 999 99 ***

IVY CAPITAL APPRECIATION FUND A Series of IVY FUNDS, INC.	SPECIAL MEETING OF THE SHAREHOLDERS March 22, 2006

The undersigned, having received Notice of the March 22, 2006 Special Meeting of Shareholders of the above referenced fund (the "Fund"), a series of Ivy Funds, Inc., and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 6300 Lamar Avenue, Overland Park, Kansas on March 22, 2006 at 2:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of Ivy Funds, Inc., or by voting in person at the Special Meeting.

Dated: ____________________, 2006

[		]
Signature(s) of Shareholder(s) (Please sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.

PLEASE INDICATE VOTES ON OPPOSITE SIDE OF CARD.

Please fill in boxes as shown using black or blue ink or number 2 pencil.         [X]
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IVY FUNDS, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

1(a):	To change the investment objective of Ivy Capital Appreciation Fund to be as follows:

The objective of the Fund is to provide long-term capital appreciation.

                   [    ]  FOR                            [    ]  AGAINST                            [    ]  ABSTAIN

1(b):	To change the nature of the investment objective of Ivy Capital Appreciation Fund to be a non-fundamental, or operating, policy of the Fund.

                   [    ]  FOR                            [    ]  AGAINST                            [    ]  ABSTAIN

2:	To delete the fundamental policy of Ivy Capital Appreciation Fund regarding investment in other investment companies, and replace it with the following policy:

The Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

                   [    ]  FOR                            [    ]  AGAINST                            [    ]  ABSTAIN

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IVY FUNDS

THREE EASY WAYS TO VOTE
YOUR PROXY

The accompanying proxy statement discusses important matters affecting Ivy Capital Appreciation Fund, a series of Ivy Funds, Inc. Please take time to read the proxy statement, then cast your vote. There are three easy ways to vote -- choose the method that's most convenient for you. Please vote all proxy cards received.

1.	Vote by telephone. Just call our dedicated proxy voting number -- 1-888-221-0697. This is a toll-free number. It's available 24 hours a day, seven days a week. For each proxy, enter the 14-digit number printed on the upper portion of the card and follow the voice promptings to record your vote.

2.	Vote by Internet. Visit the web site -- www.proxyweb.com and enter the 14-digit number. Then follow the voting instructions that will appear. Vote each card received separately.

3.	Vote by mail. Simply fill out the proxy card(s) and return them to us in the enclosed postage paid envelope. Please do not return your cards if you vote by phone or Internet.

Remember -- your vote matters.
Please vote today!